UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

NORDSON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 440-892-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2021, Nordson Corporation (the “Company”) entered into a Separation Agreement and Release, dated as of January 8, 2021, with Mr. John J. Keane, the Company’s Executive Vice President and one of its named executive officers (the “Separation Agreement”). Under the Separation Agreement, Mr. Keane has agreed to cease serving as an Executive Vice President of the Company as of February 1, 2021, and to retire from employment with the Company on that same date (“Keane Retirement”).

Under the terms of the Separation Agreement, Mr. Keane will receive certain payments and benefits, subject to Mr. Keane timely signing and returning to the Company an effective general release of claims in favor of the Company. These payments and benefits will consist of, subject to applicable withholding taxes: (1) a pro-rata annual cash incentive for fiscal year 2021 based on actual performance for only corporate metrics for fiscal year 2021; (2) a cash severance payment of $532,000 (equivalent to a base salary of $495,000 for 2021 plus the value of one year of COBRA coverage; (3) use of executive-level outplacement services for up to six months; (4) up to $10,000 in financial planning services; and (5) normal retirement treatment (rather than early retirement treatment) for his outstanding stock options, restricted shares and performance shares (stock options and restricted shares granted to Mr. Keane within 12 months of the Keane Retirement will not be forfeited, but instead will be subject to such normal retirement treatment). Normal retirement treatment for these purposes will generally consist of continued vesting and/or full-term exercisability for Mr. Keane’s stock options, accelerated vesting in full (rather than pro-rata) of his restricted shares, and pro-rata payout for his performance shares (based on actual performance after the full performance period). In addition, under the Separation Agreement, Mr. Keane will be subject to customary one-year post-employment non-competition obligations with respect to certain entities, as well as customary one-year non-solicitation obligations and indefinite confidentiality and non-disparagement obligations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date: January 8, 2021	By:	/s/ Gina A. Beredo
Gina A. Beredo
Executive Vice President General Counsel & Secretary